UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 2.02.          Results of Operations and Financial Condition.

On January 9, 2018, Build-A-Bear Workshop, Inc. (the “Company”) issued a press release setting forth the Company’s expectations regarding selected results for the fourth quarter and full 2017 fiscal year and certain preliminary expectations for fiscal year 2018, the year ending February 2, 2019.  The release also reported that the Company changed its fiscal year end which previously ended on the Saturday closest to December 31 to the Saturday closest to January 31, effective with the start of the Company’s 2018 fiscal year as previously reported on the Company’s Form 8-K filed January 8, 2018. In addition, the release noted that the Company is currently evaluating the anticipated impact of corporate tax reform.  A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

On January 9, 2018, Build-A-Bear Workshop, Inc. (the “Company”) will present at the ICR Conference 2018 held at The Grand Lakes Orlando in Orlando, Florida. Sharon Price John, President and Chief Executive Officer, and Voin Todorovic, Chief Financial Officer, will host the presentation at 8:30 am Eastern Standard Time. The audio portion of the presentation will be webcast live at http://IR.buildabear.com and remain available for ninety days. The investor presentation is attached hereto as Exhibit 99.2, and is incorporated herein by reference. A copy of the investor presentation is available on the Investor Relations section of the Company’s web site at http://IR.buildabear.com.

To supplement its financial statements presented in accordance with GAAP, the Company used, in its investor presentation, certain non-GAAP measures of financial performance. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s financial performance.

* * * * *

The information furnished in, contained, or incorporated by reference into Item 2.02 and Item 7.01 above, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.  In addition, this report (including Exhibits 99.1 and 99.2) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of Items 2.02 and 7.01.

This Current Report on Form 8-K and the press released and investor presentation attached hereto as Exhibits 99.1 and 99.2, respectively, contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this report and in such exhibits not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report and in such exhibits are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things: statements regarding the Company’s goals, intentions, and expectations; business plans and growth strategies; estimates of the Company’s risks and future costs and benefits; forecasted demographic and economic trends relating to the Company’s industry; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01           Financial Statements and Exhibits.

(d)                Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 9, 2018
99.2	Investor Presentation — January 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date:	January 9, 2018	By:	/s/ Voin Todorovic
			Name:	Voin Todorovic
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 9, 2018
99.2	Investor Presentation — January 9, 2018

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